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                                                                      EXHIBIT 21

                              LIST OF SUBSIDIARIES

                                                                           NAME UNDER WHICH
                                                STATE OF                   SUBSIDIARY DOES
           NAME                              INCORPORATION                    BUSINESS
           ----                              -------------                    --------
CHEMOKINE THERAPEUTICS (BC) CORP.        BRITISH COLUMBIA, CANADA     CHEMOKINE THERAPEUTICS (BC) CORP.